UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2019

AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)
Registrant’s telephone number, including area code: +353 1 485 1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
American Depositary Shares*		NASDAQ Stock Market LLC
Ordinary Shares**	AVDL	(NASDAQ Global Market)

*
American Depositary Shares may be evidenced by American Depository Receipts. Each American Depositary Share represents one (1) Ordinary Share.

**
Nominal value $0.01 per share. Not for trading, but only in connection with the listing of American Depositary Shares.

Item 7.01   Regulation FD Disclosure.
On June 13, 2019, Avadel Pharmaceuticals plc (the “Company”) furnished to the holders of its ordinary shares and American Depositary Shares (collectively, “Holders”) a copy of the Company’s Irish statutory financial statements and related reports of the Company for the period beginning January 1, 2018 through December 31, 2018, along with the related directors’ and independent auditor’s reports, which have been prepared pursuant to Irish law (collectively, the “Irish Statutory Accounts”). The Irish Statutory Accounts will be presented by management at the Company’s Annual General Meeting of Shareholders which is scheduled to be held at 10:00 AM (Irish Standard Time) on Tuesday, August 6, 2019 at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. The Irish Statutory Accounts will be sent to Holders in advance of the Company’s Annual General Meeting, as required by Irish law.
The Irish Statutory Accounts are based on the Company’s financial statements which were prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and which were filed as part of the Company’s Annual Report on Form 10-K; provided, however, that the Irish Statutory Accounts include disclosures and presentation formats required by the Irish Companies Act 2014 and which may not be required by US GAAP. A copy of the Irish Statutory Accounts is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
The Irish Statutory Accounts will be available on the Company’s website, www.avadel.com.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits
99.1	Irish Statutory Accounts for the period beginning January 1, 2018 through December 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVADEL PHARMACEUTICALS PLC
By: /s/ Phillandas T. Thompson Phillandas T. Thompson Senior Vice President, General Counsel and Corporate Secretary
Date: June 13, 2019

Exhibit Index
99.1	Irish Statutory Accounts for the period beginning January 1, 2018 through December 31, 2018.